IMPORTANT NOTICE REGARDING
CHANGE IN INVESTMENT POLICY AND FUND NAME

WisdomTree Digital Trust

WisdomTree Government Money Market Digital Fund (WTGXX)

(the “Fund”)

Supplement dated August 28, 2025, to the currently effective Statutory Prospectus and Statement of Additional Information, dated November 1, 2024, as supplemented

Effective on or about November 1, 2025 (the “Effective Date”), the Fund’s name, non-fundamental investment policy, and principal investment strategies will be revised.

Why the Changes: The impetus for the changes is to ensure the Fund’s eligible investor base includes payment stablecoin issuers seeking to comply with newly enacted U.S. legislation, namely the Guiding and Establishing National Innovation for U.S. Stablecoins Act (the “GENIUS Act”) and any implementing regulations. These changes will align the Fund’s portfolio with the reserve asset requirements set forth in GENIUS Act1, positioning the Fund as an eligible investment option for such payment stablecoin issuers. The Fund will remain an investment option for other types of institutional investors as well as retail investors.

What is Changing: Effective on or around November 1, 2025, the Fund’s name, non-fundamental investment policy, and principal investment strategies will be amended as follows:

	Current	Revised
Name	WisdomTree Government Money Market Digital Fund	WisdomTree Treasury Money Market Digital Fund
Non-Fundamental Investment Policy	Under normal circumstances, at least 80% of the value of its net assets will be invested in government securities and repurchase agreements collateralized by government securities.	Under normal circumstances, at least 80% of the value of its net assets will be invested in Treasury securities, repurchase agreements collateralized by Treasury securities and shares of registered Treasury money market funds.

Accordingly, the Fund’s eligible investment universe under its principal investment strategies will be narrowed to exclude U.S. government agency securities and U.S. Treasury securities with a remaining maturity greater than 93 days, which are not permissible reserve assets under the GENIUS Act. Because the Fund intends to invest in a narrower investment universe than under its current principal investment strategies, the Fund’s yield may be lower than it is currently achieving and lower than other money market funds that are permitted to invest in a wider universe of investments.

What is Not Changing: The Fund’s investment objective will not change, whereby the Fund will continue to seek to provide investors with a high level of current income consistent with preservation of capital and liquidity and the maintenance of a stable $1.00 net asset value (NAV) per share. In addition, the Fund will continue to seek to operate in compliance with Rule 2a-7 under the Investment Company Act of 1940. Lastly, the Fund’s management fee is not changing and its ticker symbol of WTGXX will remain the same.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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1 Eligible reserves under the GENIUS Act are limited to: (i) U.S. coins and currency; (ii) demand deposits at FDIC-insured depository institutions; (iii) balances held at Federal Reserve Banks; (iv) U.S. Treasury securities with a remaining maturity of 93 days or less; (v) overnight repurchase agreements fully collateralized by U.S. Treasury securities; and (vi) shares of registered money market funds that invest exclusively in the foregoing.